As filed with the Securities and Exchange Commission on August 14, 2015

1933 Act Registration Number – 333-203626

1940 Act Registration Number – 811-23049

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. 1

Post-Effective Amendment No. __

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 1

Hays Series Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

(Address of Principal Office)

Registrant’s Telephone Number, including Area Code:  800-789-2194

Keith Hays

301 Seven Springs Way, Suite 150

Brentwood, TN 37027

(Name and Address of Agent for Service)

With copy to: Jeffrey T. Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

Approximate Date of Proposed Public Offering: As soon as practical after the post-effective amendment of this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Prospectus	August 14, 2015

Hays US Opportunity Fund

Class A Shares (______)

Class I Shares (______)

Class C Shares (______)*

Class N Shares (______)*

Hays Tactical Multi-Asset Fund

Class A Shares (______)

Class I Shares (______)

Class C Shares (______)*

Class N Shares (______)*

Each a series of the

Hays Series Trust

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

*As of the date of this Prospectus, Class C Shares and Class N Shares of the Hays US Opportunity Fund and the Hays Tactical Multi-Asset Fund have not commenced operations

TABLE OF CONTENTS

RISK/RETURN SUMMARIES	1
HAYS US OPPORTUNITY FUND	1
INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE OPPORTUNITY FUND	1
PRINCIPAL INVESTMENT STRATEGIES	2
PRINCIPAL RISKS	3
PERFORMANCE INFORMATION	5
MANAGEMENT OF THE FUND	6
HAYS TACTICAL MULTI-ASSET FUND	7
INVESTMENT OBJECTIVE	7
FEES AND EXPENSES OF THE FUND	7
PRINCIPAL INVESTMENT STRATEGIES	8
PRINCIPAL RISKS	9
PERFORMANCE INFORMATION	13
MANAGEMENT OF THE FUND	13
INFORMATION RELEVANT TO ALL FUNDS	14
PURCHASE AND SALE OF FUND SHARES	14
TAX INFORMATION	14
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	14
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS	14
MANAGEMENT OF THE FUNDS	15
INVESTMENT ADVISER	15
BOARD OF TRUSTEES	16
ADMINISTRATOR AND TRANSFER AGENT	17
DISTRIBUTOR	17
EXPENSES OF THE FUNDS	17
HISTORICAL PERFORMANCE OF THE MULTI-ASSET STRATEGY	17
INVESTING IN THE FUNDS	18
MINIMUM INVESTMENT	18
PRICING OF SHARES	18
PURCHASING SHARES	19
REDEEMING SHARES	23
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	27
FEDERAL TAX CONSIDERATIONS	28
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	29
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HOUSEHOLDING	30
FINANCIAL HIGHLIGHTS	30
ADDITIONAL INFORMATION	33

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RISK/RETURN SUMMARIES

HAYS US OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The investment objective of the Hays US Opportunity Fund (the “US Opportunity Fund”) is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE US OPPORTUNITY FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the US Opportunity Fund. For purchases of Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Funds. More information about these and other discounts is available from your financial intermediary and in “Purchasing Shares” on page 19 of this Prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class I Shares	Class C Shares	Class N Shares
Maximum Sales Charge (Load) Imposed on Purchases	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of amount redeemed (sold) within sixty (60) days of purchase)	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class I Shares	Class C Shares	Class N Shares
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	NONE	1.00%	0.25%
Other Expenses [3]	0.82%	0.82%	0.82%	0.82%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.93%	1.68%	2.68%	1.93%
Fee Waiver and/or Expense Reimbursement [3,4]	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [3,4]	1.66%	1.41%	2.41%	1.66%

(1) In the case of investments at or above the $1,000,000 breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% contingent deferred sales charge (“CDSC”) will be assessed on shares redeemed within 12 months of purchase.

(3) Expenses are based on estimated amounts for the current fiscal year.

(4) Hays Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the US Opportunity Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the US Opportunity Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, 12b-1 fees, if any, and extraordinary expenses) to not more than 1.40%. Subject to approval by the US Opportunity Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the US Opportunity Fund within the three twelve month periods following the twelve month period in which such waiver occurred, if the US Opportunity Fund is able to make the payment without exceeding the 1.40% expense limitation. The current contractual agreement cannot be terminated prior to August 1, 2017 without the Board of Trustees’ approval.

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Example

This Example is intended to help you compare the cost of investing in the US Opportunity Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the US Opportunity Fund for the time periods indicated, your investment has a 5% return each year, the US Opportunity Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until August 1, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares:

Period Invested	1 Year	3 Years
Class A Shares	$734	$1,122
Class I Shares	$144	$503
Class C Shares	$244	$807
Class N Shares	$169	$580

If you hold your shares:

Period Invested	1 Year	3 Years
Class A Shares	$734	$1,122
Class I Shares	$144	$503
Class C Shares	$244	$807
Class N Shares	$169	$580

Portfolio Turnover

The US Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when US Opportunity Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the US Opportunity Fund’s performance. The US Opportunity Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the US Opportunity Fund invests primarily in, and allocates its investments primarily between, Fund Investments (defined below) that Hays Capital Management, LLC (the “Adviser”) believes have the potential to either reduce portfolio volatility or provide for capital appreciation and Cash and Treasury Positions (defined below). Under normal investment circumstances, the US Opportunity Fund will invest at least 80% of its assets in securities issued by U.S. companies.

•	“US Fund Investments” include direct investments in equity securities of companies of any size, in any sector and investments in exchange traded funds (ETFs) or other investment companies that invest in equity securities of companies of any size, in any sector.

•	“Cash and Treasury Positions” include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions and other long term obligations of the U.S. Treasury.

To allocate the US Opportunity Fund’s assets between US Fund Investments and Cash and Treasury Positions, the Adviser uses two proprietary strategies designed to calculate risk and opportunity in the U.S. equity markets: the Adviser’s Asset Allocation Model and Market Trend Analyzer.

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•	Asset Allocation Model. The Adviser uses its Asset Allocation Model to examine market indicators in three major categories: investor psychology, monetary conditions and market valuations. The Adviser has developed a method of scoring and ranking the identified indicators within those three categories according to their historical utility and historical correlation to market performance. Once the indicators have been scored and ranked, the Model assists the Adviser to measure the approximate level of risk in the market by comparing the current scores and rankings to the historical scores and rankings of these indicators across different market conditions.

•	Market Trend Analyzer. The Adviser uses its Market Trend Analyzer to identify risk and increase the allocation to Cash and Treasury Positions when market price trends have turned negative.

In general, the US Opportunity Fund will purchase or increase its exposure to US Fund Investments when the Adviser’s Asset Allocation Model and Market Trend Analyzer indicate that the market is at low risk of losing value or presents opportunities for growth and appreciation. The US Opportunity Fund will generally sell or reduce investment exposure to US Fund Investments in favor of Cash and Treasury Positions when the Adviser’s Asset Allocation Model and Market Trend Analyzer indicate that the market has become or is becoming risky. The US Opportunity Fund expects that, under normal market conditions, it will be approximately 50% or more invested in US Fund Investments or similar securities.

After the Adviser determines allocations between Cash and Treasury Positions and US Fund Investments, the Adviser uses a proprietary “Relative Valuation” process to select US Fund Investments from a universe that includes all equity securities listed on U.S. exchanges, but excludes any security: (a) the issuer of which is a financial firm, utility company or domiciled in China; (b) the issuer of which has a market capitalization of less than $250 million or (c) that is traded exclusively over-the-counter (“OTC”).

The Relative Valuation process compares the values of the equity securities within the defined universe in terms of two key data points: return on capital and earnings yield. The Adviser ranks equity securities within the defined universe according to those two qualities, averages the two rankings with equal weighting, and seeks to make investments in the top 10% of companies according to that averaged ranking, subject to consideration of industry concentration risk (in which case the Adviser may select companies that fall outside of the top 10% to provide for greater diversification). The Adviser will generally sell investments when they are no longer in the top 10% of this ranking system; provided, however, that the Adviser may determine to maintain an investment in a company that falls outside the top 10% if the Adviser believes that the company has long-term potential or the Adviser otherwise determines that the investment should be maintained.

PRINCIPAL RISKS

An investment in the US Opportunity Fund is subject to investment risks; therefore you may lose money by investing in the US Opportunity Fund. There can be no assurance that the US Opportunity Fund will be successful in meeting its investment objective. The US Opportunity Fund is best suited for long-term investors. Generally, the US Opportunity Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the US Opportunity Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the US Opportunity Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the US Opportunity Fund changes daily based on the performance of the securities in which it invests. The ability of the US Opportunity Fund to meet its investment objective is directly related to the ability of the Adviser’s allocation models to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the US Opportunity Fund invests will be correct or produce the desired results. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the US Opportunity Fund’s share price may be adversely affected.

Company Risk: Equity securities can fluctuate in price based upon many different factors, including among others, changes in the company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s

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industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

Small and Medium Capitalization Companies Risk: The US Opportunity Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector/Focused Investment Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the US Opportunity Fund invests more heavily in a particular sector or focuses its US Fund Investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the US Opportunity Fund may invest in more heavily will vary.

Risks Related to Other Equity Securities: In addition to common stocks, the equity securities in the US Opportunity Fund’s portfolio may include preferred stock and convertible securities. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

ETF and Other Investment Company Risk: The US Opportunity Fund may invest in ETFs or other investment companies. Through its positions in ETFs and other investment companies, the US Opportunity Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). Certain of the ETFs or other investment companies in which the US Opportunity Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits. Investments in ETFs and other investment companies are also subject to the following additional risks:

•	Investment Limitation. Under the Investment Company Act of 1940 (the “1940 Act”), the US Opportunity Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the US Opportunity Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the US Opportunity Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the US Opportunity Fund; and (ii) the ETF and the US Opportunity Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the US Opportunity Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

•	Expenses. To the extent the US Opportunity Fund invests in shares of ETFs or other investment companies, your cost of investing in the US Opportunity Fund will generally be higher than the cost of investing directly in ETFs or other
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investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the US Opportunity Fund invests in addition to the US Opportunity Fund’s direct fees and expenses. Furthermore, investments in ETFs or other investment companies could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

•	Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the US Opportunity Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the US Opportunity Fund’s NAV is reduced for undervalued ETFs it holds, and that the US Opportunity Fund receives less than NAV when selling an ETF).

•	Tracking Risk. Index-based ETFs may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, ETFs may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede an ETFs’ ability to track its applicable indices or match its performance.

•	Sampling Risk. Index-based ETFs may utilize a representative sampling approach to track their respective underlying indices. Index-based ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the ETF in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an ETF could result in a greater decline in NAV than would be the case if the ETF held all of the securities in the underlying index.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the US Opportunity Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional US Opportunity Fund expenses. High rates of portfolio turnover may lower the performance of the US Opportunity Fund due to these increased costs and may also result in the realization of short-term capital gains. If the US Opportunity Fund realizes capital gains when US Fund Investments are sold, the US Opportunity Fund must generally distribute those gains to shareholders, increasing the US Opportunity Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The US Opportunity Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

New Fund Risk: The US Opportunity Fund was formed in 2015, and investors in the US Opportunity Fund bear the risk that the US Opportunity Fund may not be successful in implementing its investment strategy.

PERFORMANCE INFORMATION

The US Opportunity Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the US Opportunity Fund will be provided once it has annual returns for a full calendar year. Please

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remember that the US Opportunity Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

MANAGEMENT OF THE FUND

Hays Capital Management, LLC is the US Opportunity Fund’s investment adviser.

Keith Hays, the Adviser’s Secretary, and Mark Dodson, Director of Research, are the portfolio managers responsible for the day-to-day management of the US Opportunity Fund’s investments. Mr. Hays and Mr. Dodson have both been with the Adviser since its inception in 2015.

For important information about the purchase and sale of US Opportunity Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 14 of this Prospectus.

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HAYS TACTICAL MULTI-ASSET FUND

INVESTMENT OBJECTIVE

The investment objective of the Hays Tactical Multi-Asset Fund (the “Multi-Asset Fund”) is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Multi-Asset Fund. For purchases of Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Funds. More information about these and other discounts is available from your financial intermediary and in “Purchasing Shares” on page 19 of this Prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class I Shares	Class C Shares	Class N Shares
Maximum Sales Charge (Load) Imposed on Purchases	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of amount redeemed (sold) within sixty (60) days of purchase)	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class I Shares	Class C Shares	Class N Shares
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	NONE	1.00%	0.25%
Other Expenses [3]	0.82%	0.82%	0.82%	0.82%
Acquired Fund Fees and Expenses	0.50%	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	2.42%	2.17%	3.17%	2.42%
Fee Waiver and/or Expense Reimbursement [3,4]	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [3,4]	2.15%	1.90%	2.90%	2.15%

(1) In the case of investments at or above the $1,000,000 breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% contingent deferred sales charge (“CDSC”) will be assessed on shares redeemed within 12 months of purchase.

(3) Expenses are based on estimated amounts for the current fiscal year.

(4) Hays Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the Multi-Asset Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Multi-Asset Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, 12b-1 fees, if any, and extraordinary expenses) to not more than 1.40%. Subject to approval by the Multi-Asset Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Multi-Asset Fund within the three twelve month periods following the twelve month period in which such waiver occurred, if the Multi-Asset Fund is able to make the payment without exceeding the 1.40% expense limitation. The current contractual agreement cannot be terminated prior to August 1, 2017without the Board of Trustees’ approval.

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Example

This Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Multi-Asset Fund for the time periods indicated, your investment has a 5% return each year, the Multi-Asset Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until August 1, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares:

Period Invested	1 Year	3 Years
Class A Shares	$781	$1,262
Class I Shares	$193	$653
Class C Shares	$293	$952
Class N Shares	$218	$729

If you hold your shares:

Period Invested	1 Year	3 Years
Class A Shares	$781	$1,262
Class I Shares	$193	$653
Class C Shares	$293	$952
Class N Shares	$218	$729

Portfolio Turnover

The Multi-Asset Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Multi-Asset Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Multi-Asset Fund’s performance. The Multi-Asset Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser uses its proprietary Multi-Asset Strategy for the Multi-Asset Fund, which focuses on allocating the Multi-Asset Fund’s assets, up to approximately 20% each (determined at the time of investment) to investments within five different “sleeves”: U.S. Equities, International Equities, Commodities, Real Estate and Treasuries (which term refers to U.S. Treasury obligations with maturities in excess of 90 days). Within each sleeve, the Adviser uses a number of different processes and risk management tools to help determine the portion of that sleeve that is allocated at any given time between MA Fund Investments (defined below), on one hand, and Cash and Treasury Positions (defined below), on the other hand.

•	“MA Fund Investments” include direct investments in equity securities of companies of any size, in any sector and investments in exchange traded products (e.g., exchange traded funds (ETFs) or other investment companies)(ETPs) that invest in equity securities of companies of any size, in any sector.

•	“Cash and Treasury Positions” include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions and other long term obligations of the U.S. Treasury.

For example, when the Adviser has a strong conviction that U.S. Equities are undervalued, the Adviser may allocate the full U.S. Equities sleeve (i.e., approximately 20% of the Multi-Asset Fund’s assets) to MA Fund Investments in that asset class. Conversely, when the Adviser believes that U.S. Equities are overvalued, the Adviser may elect to dedicate some or all of the U.S. Equities sleeve to Cash and Treasury Positions. For the Treasuries sleeve, the effect of this process is that the Adviser allocates this sleeve between Treasuries (i.e., U.S. Treasury obligations with maturities in excess of 90 days) and Cash (which

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includes U.S. Treasury obligations with maturities of 90 days or less). Utilizing these processes and risk management tools may lead the Adviser to maintain some individual sleeves at levels above or below the approximated 20% allocation from time to time.

Methods of Analysis. To allocate the Multi-Asset Fund’s assets within the sleeves, the Adviser uses different types of proprietary strategies designed to calculate risk and opportunity in the markets, and to assist in determining the companies, sectors and markets in which the Multi-Asset Fund will invest.

•	Asset Allocation Model. The Adviser uses its Asset Allocation Model to examine market indicators in three major categories: investor psychology, monetary conditions and market valuations. The Adviser has developed a method of scoring and ranking the identified indicators within those three categories according to their historical utility and historical correlation to market performance. Once the indicators have been scored and ranked, the Model assists the Adviser to measure the approximate level of risk in the market by comparing the current scores and rankings to the historical scores and rankings of these indicators across different market conditions.

•	Market Trend Analyzer. The Adviser uses its Market Trend Analyzer to identify risk and increase the allocation to Cash and Treasury Positions when market price trends have turned negative.

•	Bond Momentum Gauge. The Adviser uses a momentum formula applied to U.S. Treasury Bond yield data to analyze momentum and trends in U.S. treasuries in an effort to identify favorable market conditions for buying and selling treasury bonds.

Application of Analysis Methods to Sleeves. The Adviser primarily uses the Asset Allocation Model and Market Trend Analyzer to determine allocations between MA Fund Investments and Cash and Treasury Positions within the U.S. Equities and the International Equities sleeves. The Adviser primarily uses the Market Trend Analyzer to determine allocations between MA Fund Investments and Cash and Treasury Positions within the Real Estate and Commodities sleeves. The Adviser primarily uses the Bond Momentum Gauge to determine allocations between MA Fund Investments and Cash and Treasury Positions (i.e., between long-term and short-term maturity Treasuries).

In general, the Multi-Asset Fund will increase its exposure to MA Fund Investments within a particular sleeve when the Adviser’s Asset Allocation Model, Market Trend Analyzer and/or Bond Momentum Gauge indicates that the applicable asset class market is at low risk of losing value or presents opportunities for growth and appreciation. The Multi-Asset Fund will generally sell or reduce investment exposure to MA Fund Investments in a particular sleeve in favor of Cash and Treasury Positions when the Adviser’s Asset Allocation Model, Market Trend Analyzer and/or Bond Momentum Gauge indicate that the applicable asset class market has become or is becoming risky.

Selection of MA Fund Investments. After the Adviser determines the relative allocation between MA Fund Investments and Cash and Treasury Positions within a particular sleeve, the Adviser then applies a separate process to select the particular securities that become MA Fund Investments. For the U.S. Equities sleeve, the Adviser employs a concentrated, sector rotation, momentum-oriented strategy that seeks out the top three performing sector ETFs based upon relative strength and the top ranked style-specific ETF. For the International Equities sleeve, the Adviser employs a country rotation, momentum-oriented strategy that generally seeks out the top performing country ETFs based upon relative strength, while also screening for valuation and taking liquidity analytics into account. For the Real Estate sleeve, the Adviser will select one or more broad-based REIT index ETFs. Similarly, for the Commodities sleeve, the Adviser will select one or more broad-based index ETPs composed of futures contracts of the most-heavily traded and significant commodities. For the Treasuries sleeve, the Adviser will select one or more Treasury ETFs along the maturity spectrum depending upon the outputs of the Bond Momentum Gauge.

PRINCIPAL RISKS

An investment in the Multi-Asset Fund is subject to investment risks; therefore you may lose money by investing in the Multi-Asset Fund. There can be no assurance that the Multi-Asset Fund will be successful in meeting its investment objective. The Multi-Asset Fund is best suited for long-term investors. Generally, the Multi-Asset Fund will be subject to the following risks:

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Market Risk: Market risk refers to the risk that the value of securities in the Multi-Asset Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Multi-Asset Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Multi-Asset Fund changes daily based on the performance of the securities in which it invests. The ability of the Multi-Asset Fund to meet its investment objective is directly related to the ability of the Adviser’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Multi-Asset Fund invests will be correct or produce the desired results. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Multi-Asset Fund’s share price may be adversely affected.

ETF, ETP and Other Investment Company Risk: The Multi-Asset Fund expects to invest primarily in ETFs, ETPs or other investment companies. Through its positions in ETFs, ETPs and other investment companies, the Multi-Asset Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF, ETP or other investment company could decrease (or increase). Certain of the ETFs, ETPs or other investment companies in which the Multi-Asset Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits. Investments in ETFs, ETPs and other investment companies are also subject to the following additional risks:

•	Investment Limitation. Under the Investment Company Act of 1940 (the “1940 Act”), the Multi-Asset Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Multi-Asset Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Multi-Asset Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Multi-Asset Fund; and (ii) the ETF and the Multi-Asset Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Multi-Asset Fund from allocating its investments in the manner the Adviser considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

•	Expenses. Since the Multi-Asset Fund is a “fund of funds,” your cost of investing in the Multi-Asset Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Multi-Asset Fund invests in addition to the Multi-Asset Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

•	Commodity ETPs. Commodity ETPs offer shares that are publicly listed and traded on a national securities exchange that may trade at a discount or premium to the value of the holdings of the trusts. Commodity ETPs may be regulated as commodity pools. Commodity ETPs may be registered under the Securities Act of 1933 but are not registered under the 1940 Act, so shareholders do not have the protections of the 1940 Act. In the event of a commodity ETP default, it is possible that the Multi-Asset Fund could lose its entire investment.

•	Market Value Risk. The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Multi-Asset Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Multi-Asset Fund’s NAV is reduced for undervalued ETFs it holds, and that the Multi-Asset Fund receives less than NAV when selling an ETF).

•	Tracking Risk. Index-based MA Fund Investments may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the MA Fund Investments may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede an MA Fund Investment’s ability to track its applicable indices or match its performance.
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•	Sampling Risk. Index-based MA Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based MA Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the MA Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, an MA Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to an MA Fund Investment could result in a greater decline in NAV than would be the case if the MA Fund Investment held all of the securities in the underlying index.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or MA Fund Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Multi-Asset Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Risks Related to Real Estate Securities: The Multi-Asset Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein, including real estate investment trusts (“REITs”) or MA Fund Investments focusing on REITs. REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

Commodity Risk: Investing in commodities through commodity-linked ETPs and mutual funds may subject the Multi-Asset Fund to potentially greater volatility than investments in traditional securities. The value of commodity-linked ETPs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivative Risk: The Multi-Asset Fund expects to invest in commodity-linked ETPs that may use derivatives to meet their investment objects. Commonly used derivatives are options, futures contracts, and swaps. Options, futures contracts and swaps are referred to as “derivative” instruments since their values are based on (“derived from”) the values of other securities. Derivative instruments can be volatile and the potential loss to the Multi-Asset Fund through the derivative investments of ETPs in which the Multi-Asset Fund invests may exceed the Multi-Asset Fund’s initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If an ETP in which the Multi-Asset Fund invests uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Multi-Asset Fund’s return. The Multi-Asset Fund could also experience losses if an ETP is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in ETPs in which the Multi-Asset Fund invests, which magnifies the ETP’s, and therefore the Multi-Asset Fund’s, exposure to the underlying instrument.

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Options. If an ETP in which the Multi-Asset Fund invests sells a put option whose exercise is settled in cash, the ETP cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the ETP will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If an ETP in which the Multi-Asset Fund invests sells a call option whose exercise is settled in cash, the ETP cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the ETP will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. An investor in a futures contract (in this case an ETP in which the Multi-Asset Fund is invested) will be required to deposit with its custodian in a segregated account cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin” in an amount required for the particular futures contract as set by the exchange on which the contract is traded. This margin amount may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. An investor in futures contracts will incur brokerage fees when it purchases and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by an investor will usually be liquidated in this manner, the investor may instead make or take delivery of underlying securities whenever it appears economically advantageous for the investor to do so.

Securities Index Futures Contracts. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

Small and Medium Capitalization Companies Risk: The Multi-Asset Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization) or MA Fund Investments focusing on such companies. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector/Focused Investment Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Multi-Asset Fund invests more heavily in a particular sector or focuses its MA Fund Investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Multi-Asset Fund may invest in more heavily will vary.

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Tax Risk.  If the Multi-Asset Fund fails to meet certain income source requirements applicable to regulated investment companies under the Internal Revenue Code, subject to the opportunity to cure such failures under applicable provisions of the Internal Revenue Code, the Multi-Asset Fund may cease to qualify as a regulated investment company. As a result, the Multi-Asset Fund could become subject to federal income tax on all of its income, which could have a material adverse effect on the Fund’s Multi-Asset financial performance.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Multi-Asset Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Multi-Asset Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Multi-Asset Fund expenses. High rates of portfolio turnover may lower the performance of the Multi-Asset Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Multi-Asset Fund realizes capital gains when MA Fund Investments are sold, the Multi-Asset Fund must generally distribute those gains to shareholders, increasing the Multi-Asset Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

New Fund Risk: The Multi-Asset Fund was formed in 2015, and investors in the Multi-Asset Fund bear the risk that the Multi-Asset Fund may not be successful in implementing its investment strategy.

PERFORMANCE INFORMATION

The Multi-Asset Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Multi-Asset Fund will be provided once it has annual returns for a full calendar year. Please remember that the Multi-Asset Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

MANAGEMENT OF THE FUND

Hays Capital Management, LLC is the Multi-Asset Fund’s investment adviser.

Keith Hays, the Adviser’s Secretary, and Mark Dodson, Director of Research, are the portfolio managers responsible for the day-to-day management of the Multi-Asset Fund’s investments. Mr. Hays and Mr. Dodson have both been with the Adviser since its inception in 2015.

For important information about the purchase and sale of Multi-Asset Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 14 of this Prospectus.

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INFORMATION RELEVANT TO ALL FUNDS

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum initial investment in Class A Shares, Class C Shares or Class N Shares of the US Opportunity Fund and the Multi-Asset Fund (together, the “Funds”) is $10,000 ($1,000 for retirement accounts).  The minimum initial investment in Class I Shares is $100,000 ($5,000 for retirement accounts).

Minimum Additional Investment

The minimum subsequent investment in Shares of either Fund is $250.

General Information

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “Purchasing Shares” and “Redeeming Shares” of the Funds’ Prospectus. Purchases and redemptions may be made by calling 1-844-639-8809, or by mailing an application or redemption request to the following address:

via Regular Mail	or Overnight Mail
Hays Series Trust	Hays Series Trust
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, Nebraska 68154	Omaha, Nebraska 68130

You also may purchase and redeem shares through a financial intermediary.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

Changes to Investment Objectives. Each Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

What is an Exchange-Traded Product (ETP)? ETPs include securities traded on a securities exchange, including, without limitation, exchanged-traded funds, master limited partnerships (“MLPs”) exchange-traded notes (which are structured products issued as senior debt notes) and closed-end funds. ETPs often track the performance of a specific index, stock or commodity, but also may be managed products where a portfolio manager or managers select securities, commodities or other financial instruments consistent with the ETP’s investment objective and strategy. Shareholders of ETPs that invest in

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commodities do not have the protections of the 1940 Act.  Because the value of the shares of an ETP that invests in a particular commodity depends on the price of that commodity, the value of those shares is subject to fluctuations similar to those affecting the commodity.

What is an Exchange-Traded Fund (ETF)? An ETF is a fund that typically holds a portfolio of common stocks or bonds. ETFs may be designed to track the performance of a securities index, such as the S&P 500 or an industry sector index, or may be actively managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies. ETFs are traded on a securities exchange (e.g., the NYSE Arca) based on their market value. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, ETF shareholders pay their proportionate share of these expenses.

Whether a Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Funds may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Cash and Treasury Positions: Each Fund may invest in all types of Cash and Treasury Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

Temporary Defensive Positions: Each of the Funds may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. In such circumstances, the applicable Fund may also hold up to 100% of its portfolio in Cash and Treasury Positions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The Funds’ investment adviser is Hays Capital Management, LLC, 105 Continental Place, Suite 150, Brentwood, TN 37027. The Adviser serves in that capacity pursuant to investment advisory agreements with the Hays Series Trust (the “Trust”) on behalf of the Funds. Subject to the authority of the Trust’s Board of Trustees (the “Board” or “Trustees”), the Adviser provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Adviser is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Adviser is a Tennessee limited liability company owned by Jeff Hays, Keith Hays and Mark Dodson. The executives and members of the advisory staff of the Adviser have extensive experience in managing investments for clients including individuals, government entities, pension plans/profit sharing plans, foundations/charitable organizations, trusts and estates, other investment advisers, banking or thrift institutions and broker-dealers.

Information regarding the portfolio managers for each Fund is provided below. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds is available in the SAI.

Portfolio Managers

The Funds are managed by a portfolio management team consisting of Keith Hays and Mark Dodson. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Hays and Mr. Dodson have been members of the Adviser’s portfolio management team since its inception in 2015. Mr. Dodson and Mr. Hays have also worked together managing client assets at Hays Advisory, LLC (“Hays Advisory”), a registered investment adviser affiliate of the Adviser, since 2001.

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Mark Dodson, CFA

Mark Dodson runs the Adviser’s and Hays Advisory’s quantitative models and processes, and was responsible for the development of the portfolio strategies used for the Funds. Mr. Dodson is co-Portfolio Manager of the Funds. At Hays Advisory, Mr. Dodson is a member of the investment staff, and is co-Portfolio Manager, along with Keith Hays, of all Equity and ETF portfolios under Hays Advisory’s advisement. Prior to joining Hays Advisory in 2001, he served as a portfolio manager and research analyst for a micro-cap value hedge fund.

In addition to portfolio management, Mr. Dodson’s role includes the oversight of data supporting the firm’s models and inputs, the search, development, and implementation of new indicators, and the creation of special market studies and reports. Mr. Dodson’s contributions and research have resulted in significant additions to the firm’s strategy and indicators, including the formulation of the Adviser’s relative strength and relative valuation rankings, and substantial enhancements and expansion to the Adviser’s Monetary, Valuation & Psychology composites. Mr. Dodson and his work have appeared in Barron’s, CBS MarketWatch, Bloomberg, TheStreet.com, and similar publications and his unique work on the presidential election cycle received recognition in a recently published investment book.

Keith Hays

Keith Hays, a 20+ year market veteran, serves as the co-Portfolio Manager of the Funds and also of all portfolios under Hays Advisory’s advisement. At Hays Advisory his responsibilities include implementing the Hays Advisory process for individual stock portfolios, International and Global ETF portfolios, as well as all of Hays Advisory’s Multi-Asset Class investments.

In addition to his portfolio management duties, Mr. Hays publishes weekly market research reports for Hays Advisory’s money management clients, including the Hays World Wrap and the Hays US Market Monitor, providing perspective on the firm’s unique philosophy and investment approach. Likewise, Mr. Hays is the primary provider of communication to clients, authoring the Hays Advisory client quarterly commentaries and trade rationales.

With any additional time, Keith can be found explaining the firm’s time-tested process to clients and financial advisors around the country.

Adviser Compensation. As full compensation for the investment advisory services provided to the Funds, the Adviser receives monthly compensation from each Fund at the annual rate of 0.85% of the average daily NAV of the Fund. The Adviser has not been paid any advisory fees as of the date of this Prospectus.

The Adviser has entered into an Expense Limitation Agreement with each of the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” as indicated in the fee tables above. While the Adviser has no obligation to continue the waiver past the current term, it is expected that each contractual agreement will continue from year-to-year provided such continuance is approved by the Adviser and the Trustees.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements for the Funds will be available in the first semi-annual report to shareholders. You may obtain a copy of the annual and semi-annual reports without charge, upon request to the Funds.

OPERATIONAL ADMINISTRATOR

Hays Advisory, located at 105 Continental Place, Suite 150, Brentwood, TN 37027, serves as the Funds’ operational administrator. Hays Advisory supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other, and assistance with Trust, Board and contractual matters related to the Funds. Hays Advisory also provides persons satisfactory to the Board to serve as officers of the Trust.

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BOARD OF TRUSTEES

Each of the Funds is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on April 1, 2015. The Board supervises the operations of the Funds according to applicable state and federal law, and is responsible for the overall management of the Funds’ business affairs.

ACCOUNTING SERVICES ADMINISTRATOR AND TRANSFER AGENT

Gemini Fund Services, Inc. (“Gemini” or the “Transfer Agent”), 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Funds’ administrator, transfer agent, and fund accounting agent. Administrative services of Gemini include (i) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (ii) recordkeeping, (iii) regulatory, compliance and reporting services, (iv) processing shareholder account transactions and disbursing dividends and distributions, and (v) supervising custodial and other third party services.

DISTRIBUTOR

Northern Lights Distributors, LLC (the “Distributor”) is the principal underwriter of the Funds’ shares and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers, and other marketing and distribution outlets.

EXPENSES OF THE FUNDS

In addition to fees payable under the Funds’ Rule 12b-1 Distribution Plans and the investment advisory fees, each Fund pays all expenses not assumed by the Adviser, including, without limitation: (i) the fees and expenses of its independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to existing shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Funds’ administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each Fund on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

HISTORICAL PERFORMANCE OF THE MULTI-ASSET STRATEGY

The Adviser began managing accounts using the Multi-Asset Strategy on December 31, 2009. The performance table below provides a summary of the performance of all accounts (the “Multi-Asset Accounts”) with substantially similar (with no material differences) investment objectives, policies and strategies and substantially similar risks, to those of the Multi-Asset Fund for periods shown below, and compares the Multi-Asset Accounts’ performance during those periods against an appropriate broad-based securities market index, the HFRX Global Hedge Fund Index. Mr. Hays and Mr. Dodson, who are primarily responsible for the day-to-day management of the Multi-Asset Fund’s portfolio, have been primarily responsible for the day-to-day management of the Multi-Asset Accounts throughout the entire period presented.

The performance of the Multi-Asset Accounts does not represent the historical performance of the Multi-Asset Fund and should not be considered a substitute for the Multi-Asset Fund’s performance or an indicator of past or future performance of the Multi-Asset Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed accounts are not subject to certain investment limitations or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.

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The performance data provided below for the Multi-Asset Accounts was calculated by the Adviser. The Multi-Asset Accounts’ rate of return includes realized and unrealized gains plus income (including accrued income). Multi-Asset Accounts are valued monthly and periodic returns are time-weighted and compounded. The Multi-Asset Accounts’ performance presented below is net of 0.85% per annum management fees, all trading commissions and other fees and expenses, and reflects reinvestment of dividends and capital gains. The total operating expenses for the Multi-Asset Accounts were less than the Multi-Asset Fund’s expected total annual operating expenses. Therefore, the Accounts’ performance would have been lower if the performance had been calculated using the Multi-Asset Fund’s estimated total annual operating expenses.

	Multi-Asset Composite Accounts[1]	HFRX Global Hedge Fund Index[2]
1 Year	6.33%	-0.57%
3 Years[3]	6.18%	3.18%
5 Years[3]	5.93%	1.04%
Since Inception[3]	5.93%	1.04%

(1) The performance of the Multi-Asset Accounts, which is unaudited, has been computed by the Adviser in accordance with Global Investment Performance Standards (GIPS®). Calculating performance in accordance with GIPS® differs from the standardized methodology promulgated by the SEC under the 1940 Act and used by mutual funds to calculate performance and results in performance data different from that derived from the standardized methodology.

(2) The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower. Market information is inclusive of reinvestment of dividends and shows relative market performance for the periods indicated. Market index information shown is based off widely available information believed to be reliable.

(3) Annualized net return (calculated after applying fees and expenses as described above).

INVESTING IN THE FUNDS

MINIMUM INVESTMENT

The minimum initial investment in Class A, Class C or Class N Shares of either Fund is $10,000 ($1,000 for retirement accounts). The minimum initial investment in Class I Shares of either fund is $100,000 ($5,000 for retirement accounts). The minimum subsequent investment is $250.  The Funds may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

PRICING OF SHARES

The price at which you purchase or redeem shares of a Fund is based on the next calculation of NAV after a purchase or redemption order is received in “good order” by the Transfer Agent on behalf of the Fund. “Good order” means the purchase or redemption request includes the name of the Fund and share class, the dollar amount of the transaction, a completed purchase application of investment stub (if applicable), and a check payable to the Fund (if applicable). (See “Redemption Procedures – Good Order” on page 25 of this Prospectus.) The NAV per share of each class of shares of a Fund (each, a “Class”) is calculated separately by adding the value of securities and other assets of the Fund attributable to that Class, subtracting the liabilities charged to the Fund and attributable to that Class (including Fund expenses, which are accrued daily), and dividing the result by the number of outstanding shares of that Class. The NAV per share of each Class of each Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Funds do not calculate NAV on business holidays when the NYSE is closed. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year's Day, Martin

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Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of each Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Funds normally use pricing services to obtain market quotations.

The Funds value the securities of other investment companies in which they invests at the NAV of such investment company. The prospectuses for these investment companies explain the circumstances under which such registered investment companies will use fair value pricing and the effects of using fair value pricing.

Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ NAV calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale. The Funds may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, in which case the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold.

PURCHASING SHARES

Distribution of Shares. The Distributor offers shares on a continuous, reasonable-efforts basis.

You may purchase shares directly from a Fund or through a financial intermediary, such as a broker-dealer. These financial intermediaries may charge you additional or different fees for purchasing or redeeming shares than those described here. You should ask your financial intermediary about his or her fees before investing. Additional information about investing through a broker-dealer is contained in the Funds’ Statement of Additional Information.

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for Class A, Class C and Class N Shares. The Distribution Plan provides that the Funds may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Funds’ shares (this compensation is commonly referred to as “12b-1 fees”). Sales charges may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of shares of the Funds and for services provided to shareholders.

The Funds charge 12b-1 fees for Class A, Class C and Class N Shares. Pursuant to the Distribution Plan, a Fund may annually incur up to 0.25% of the average daily net assets of the Fund’s Class A Shares, 1.00% of the Fund’s Class C shares and 0.25% of the Fund’s Class N shares. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Choosing a Share Class. Through this Prospectus, the Funds are each offering four classes of shares: Class A, Class I, Class C and Class N Shares (each a “Class” and collectively the “Classes”). As of the date of this Prospectus, however, Class N Shares and Class C Shares of the Funds have not commenced operations. Not all share classes may be available for purchase in all states.

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If you are making your initial investment in a Fund, you must select a class of shares. The Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the amount of time you intend to hold your shares.

If you are investing an amount less than the minimum required for the Class I Shares, you should consider Class A Shares, Class C Shares and Class N Shares. Class I Shares are generally only available to institutional investors and certain broker-dealers and financial intermediaries that have entered into appropriate arrangements with the Fund and are subject to a minimum initial investment of $100,000. Class A shares are sold with an initial sales charge but are subject to lower ongoing expenses than Class C shares. Class C and Class N shares are sold without any sales charges so the entire purchase price is immediately invested in the Fund, but they are subject to ongoing expenses that are equal to or greater than other share classes.

Class A: Class A shares are offered at their public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The Funds and the Adviser each reserve the right to waive sales charges. Class A Shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A Shares.

The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above [2]	None	None	None

(1) Offering Price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of founding that occurs in the calculation used to determine your sales charge.

(2) In the case of investments at or above the $1,000,000 breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 18 months of purchase.

Authorized dealers may retain commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. The applicable Fund will be reimbursed for any such commissions retained.

From time to time, broker-dealers who receive reallowances from the Distributor may reallow all or a portion of such broker-dealer discounts and brokerage commissions to other broker-dealers. The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended. The Distributor or the Adviser, at their expense, may, from time to time, provide additional promotional incentives to broker-dealers who sell shares of a Fund.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Distributor, in writing, and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial

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sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and

•	Shares held directly in a Fund account on which the broker-dealer (financial adviser) of record is different from your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers: The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Funds sponsored by the adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•	Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

•	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

•	Institutional investors (which may include bank trust departments and registered investment advisers).
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•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Class I: Class I Shares are offered without any sales charges, and are not subject to any 12b-1 or shareholder servicing fees. Class I shares are typically available for investment only to institutional investors and certain broker-dealers and financial intermediaries that have entered into appropriate arrangements with the Funds and are subject to a minimum initial investment of $100,000. Such shareholders may be charged fees by their broker dealer of financial intermediaries.

Class C: Class C shares are offered without any sales charges so that the full amount of your purchase payment may be immediately invested in the applicable Fund. However, Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C Shares. As of the date of this Prospectus, Class C Shares of the Funds have not commenced operations.

Class N: Class N shares are offered without any sales charges so that the full amount of your purchase payment may be immediately invested in the applicable Fund. However, Class N Shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class N Shares. As of the date of this Prospectus, Class N Shares of the Funds have not commenced operations.

How to Purchase Shares. You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail	or Overnight Mail
Hays Series Trust	Hays Series Trust
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, Nebraska 68154	Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

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Purchase by Wire. If you wish to wire money to make an investment in the Funds, please call the Funds at 1-844-639-8809 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-844-639-8809 for more information about the Funds’ Automatic Investment Plan.

Retirement Plans. You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-844-639-8809 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

When Order is Processed. All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

(i)     the name of the Fund and share class

(ii)    the dollar amount of shares to be purchased

(iii)   a completed purchase application or investment stub

(iv)   check payable to the “Hays US Opportunity Fund,” or “Hays Tactical Multi-Asset Fund.”

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. Fund for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Funds will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

REDEEMING SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a “redemption” because the Fund buys back its shares. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See “Redemption Procedures – Good Order” on page 25 of this Prospectus.

We will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain extraordinary conditions, we will send your redemption to you within seven days after we receive your redemption request. If you purchase shares by check and, soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared.

The Funds cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Redemption proceeds must be payable to the registered shareholder(s) of the account or to a financial intermediary for the

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benefit of the registered shareholder(s) of the account. Please call 1-844-639-8809 for further information. We will not process your redemption request if it is not in good order. We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $10,000, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Systematic Withdrawal Plan

Generally, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-844-639-8809.

Medallion Signature Guarantees

Under certain circumstances, your redemption request must be accompanied by a “medallion signature guarantee” under certain circumstances, such as if you are redeeming shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record.

Third Party Transactions

If you buy and redeem shares of a Fund through a member of the Financial Industry Regulatory Authority, Inc. that member may charge a fee for that service. The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf. A Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund’s NAV next computed after it is received by the authorized broker or broker authorized designee.

The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the funds available for purchase on their platforms. These payments are made from the Adviser and are not charged to the Fund, unless part of the Distribution Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with a Fund by telephoning the Fund at 1-844-639-8809 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Fund is open.

You will NOT be eligible to use the telephone redemption service if you:

•        have declined or canceled your telephone investment privilege;

•        wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds using an address, bank instructions, or payee other than what is currently on file;

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•        must provide supporting legal documents such as a signature guarantee for redemption;

•        have an account set up as a corporation, trust or partnership; or

•        wish to redeem from certain types of retirement account.

By Mail

If you are redeeming Shares, you may send your redemption request to:

via Regular Mail

Hays Series Trust

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, Nebraska 68154

or Overnight Mail

Hays Series Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You must include the following information in your written request:

•      a letter of instruction stating the name of the Fund, the number and Class of shares you are redeeming, the names in which the account is registered and your account number;

•      other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships; and

•      a signature guarantee, if necessary.

By Wire	You may request your redemption proceeds be wired directly to the bank account designated on your application. The Funds’ Transfer Agent will charge you a $10.00 fee for each wire redemption. The Transfer Agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.
“Good Order”

For our mutual protection, all redemption requests must include:

•      your account number;

•      the amount of the transaction;

•      for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers); and

•      any supporting legal documentation that may be required.

Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.
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Options For Redemption Proceeds

You may receive your redemption proceeds by check, Automated Clearing House (“ACH”), or wire.

Check Redemptions: Normally we will mail your check within two business days of a redemption.

ACH Redemptions: Before you can receive redemption proceeds by ACH, you must establish this option by completing a special form or the appropriate section of your account application.

Wire Redemptions: Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application. You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by the Fund.

Telephone Redemptions: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

The Funds reserve the right to refuse a telephone redemption if the caller cannot provide:

•	the account number;

•	the name and address exactly as registered on the account; and

•	the primary social security or employer identification number as registered on the account

We may also require a password from the caller.

The Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

Limitation On Purchases and Redemptions

Purchases or sales of shares of the Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions create higher expenses for the Funds. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of a Fund for any shareholder making frequent purchases or sales.

Transferring Registration

You can transfer the registration of your shares in a Fund to another owner by completing a transfer form and sending it to the Hays Series Trust, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. Generally, a medallion signature guarantee is required for all transfers.

Redemption Fee

The Funds charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) of Class A, Class I and Class N shares made within sixty (60) days of the purchase of such shares of the Fund.

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the appropriate Class of shares of the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares. Redemption

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fees are deducted from redemption proceeds and retained by the Fund, not the Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee may be waived in the sole discretion of the Adviser, and will not be charged on transactions involving the following:

•	Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403, and 457 of the Internal Revenue Code;

•	Redemption of shares purchased through wrap-fee programs or similar investment programs;

•	Omnibus level accounts will be excluded where the fee will be assessed by the financial intermediary according to the requirements outlined herein and provided back to the applicable Fund;

•	Redemptions due to required minimum distributions;

•	Redemptions due to death;

•	Redemption of shares accumulated through reinvestment of capital gains and dividends; and

•	Redemption of shares initiated by the applicable Fund (i.e., liquidation or merger of a fund).

Contingent Deferred Sales Charge for Certain Redemptions of Class C Shares. Shareholders who purchase Class C Shares will be assessed a CDSC upon redemption of 1.00% of the amount redeemed, or the original purchase cost of such shares, whichever is less, if such shares are redeemed within twelve (12) months of their purchase.

The Funds use a “first in, first out” method for calculating the CDSC. This means that Fund shares held the longest will be redeemed first, and Fund shares held the shortest time will be redeemed last. The CDSC will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing a capital appreciation of shares. The CDSC is used to reimburse the Adviser for paying brokers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

In determining whether a particular redemption is subject to a CDSC, the holding period for the CDSC begins on the day you buy your Fund shares. Your Fund shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any Fund shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the Fund shares in the order they were purchased.

The Funds reserve the right to modify, waive or eliminate the CDSC at any time. The CDSC is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account, provided the Fund is notified of the requested exemption at the time of the redemption request. The Funds may require documentation prior to waiver of the CDSC, including death certificates, physicians’ certificates, etc.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to your share of the Fund’s net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to

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shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-Term vs. Short-Term Capital Gains:

•	Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•	Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Each Fund distributes dividends and capital gains annually, if any. These distributions are typically declared in December and paid in January of the following year, but are taxable as if paid on December 31st of the year declared. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, please contact your financial representative for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to a Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Adviser attempts to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for a Fund’s shareholders.

Taxes on Distributions: You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of a Fund making the distribution. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Fund held the securities on which it realized the gains. In general, for individual shareholders, the maximum capital gain rate is 15 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. Each Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

Taxes on Sales: If you redeem your shares of a Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

Taxes on Exchanges: An exchange of one Fund’s shares for shares of another Fund in the Trust will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

“Buying a Dividend”: Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Shareholders should consult with their own tax advisors to ensure that distributions and income from the sale of Fund shares are treated appropriately on their income tax returns.

Tax Withholding: A Fund may be required to withhold U.S. federal income tax at the rate of 28% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they

28

are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.85% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of a Fund’s shares by Fund shareholders and discourages market timing. The Funds are not intended or suitable for market timers nor does the Fund intentionally accommodate market timers, and market timers are discouraged from becoming investors. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt a Fund’s performance. Such practices may dilute the value of a Fund’s shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to a Fund upon request.

To prevent disruption in the management of the Funds, excessive trading or exchange activity is limited. An investor’s right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Funds to knowingly facilitate a purchase, redemption where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Funds or their other shareholders.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of the Fund’s shares and redeemers of the Fund’s shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that a Fund will be able to do so. Therefore, with respect to omnibus accounts, the Funds rely on selling group members to enforce the Funds’ market timing policies and procedures. Omnibus account arrangements are common forms of holding shares of a Fund. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of a Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent know to the financial intermediary, to the Fund upon request.

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We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-844-639-8809 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Funds are new, there is no financial or performance information included in this Prospectus for the Funds. Once the information becomes available, you may request a copy of this information by calling the Funds at 1-844-639-8809 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business.

Privacy Notice
FACTS	WHAT DOES HAYS SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Hays Series Trust chooses to share; and whether you can limit this sharing.

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Reasons we can share your personal information	Does Hays Series Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-639-8809

Who we are
Who is providing this notice?	Hays Series Trust
What we do
How does Hays Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Hays Series Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

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State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Hays Capital Management, LLC, the investment adviser to Hays Series Trust, could be deemed to be an affiliate. In addition, Hays Advisory, LLC and Cypress Capital, LLC are affiliates of Hays Capital Management, LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Hays Series Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Hays Series Trust does not jointly market.

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ADDITIONAL INFORMATION

You will find more information about the Funds in the following documents:

Annual and Semi-annual Reports: Our annual and semi-annual reports will list the holdings in the Funds, describe the Funds’ performance, include financial statements for the Funds’, and discuss the market conditions and strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (“SAI”): The Statement of Additional Information contains additional and more detailed information about the Funds.

The SAI is incorporated by reference into (and is thus a part of) this Prospectus.

In addition to requesting these documents from your financial representative, there are three additional ways to get a copy of these documents:

1. Call or write for one, and a copy will be sent without charge.

Hays Series Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

1-844-639-8809

The Funds currently do not maintain a website.

2. Write to the Public Reference Room of the SEC and ask them to mail you a copy. Or, you may e-mail your request to publicinfo@sec.gov. The SEC charges a fee for this service. You can also go to the Public Reference Room and copy the documents while you are there. The SEC is located at 100 F Street, NE, Washington, DC 20549-1520.

You may get information about the Public Reference Room and its business hours by writing or calling the number below.

Public Reference Room - U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549-1520

1-202-551-8090

3. Go to the SEC’s website (www.sec.gov) and download a free text-only version.

If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-844-639-8809.

If you purchased your shares through a financial institution, you may contact that institution for more information.

The Trust’s Investment Company Act File Number is 811-23049.

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STATEMENT OF ADDITIONAL INFORMATION

August 14, 2015

Hays US Opportunity Fund

Class A Shares (______)

Class I Shares (______)

Class C Shares (______)*

Class N Shares (______)*

Hays Tactical Multi-Asset Fund

Class A Shares (______)

Class I Shares (______)

Class C Shares (______)*

Class N Shares (______)*

Each a series of the

HAYS SERIES TRUST

c/o Gemini Fund Services, LLC

17605 Wright Street

Suite 2

Omaha, Nebraska 68130

The Hays US Opportunity Fund (the “Opportunity Fund”) and the Hays Tactical Multi-Asset Fund (the “Multi-Asset Fund” and each of the Opportunity Fund and the Multi-Asset Fund a “Fund” and together the “Funds”) is a series of the Hays Series (the “Trust”), which is a diversified, open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus for the Fund dated August 14, 2015, as may be amended from time to time, and which incorporates this SAI by reference in its entirety (the “Prospectus”). Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Copies of the Prospectus may be obtained, without charge, by calling the Funds at1-844-639-8809 or writing to the Funds at the address above.

*As of the date of this SAI, the Class N Shares and Class C Shares of the Funds have not commenced operations.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RISKS	1
GENERAL INVESTMENT RISKS	1
EQUITY SECURITIES	1
EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.	1
Exchange Traded Notes	3
FOREIGN SECURITIES	3
CONVERTIBLE SECURITIES	5
REAL ESTATE SECURITIES	5
CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES	6
MONEY MARKET INSTRUMENTS	6
U.S. GOVERNMENT SECURITIES	6
ZERO COUPON SECURITIES	7
ILLIQUID INVESTMENTS	7
RESTRICTED SECURITIES	7
DERIVATIVE INSTRUMENTS	7
OPTIONS	7
FUTURES CONTRACTS	8
FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES	10
SHORT SALES OF SECURITIES	10
INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES	11
LENDING OF PORTFOLIO SECURITIES	11
TEMPORARY DEFENSIVE POSITIONS	12
BORROWING.	12
INVESTMENT LIMITATIONS	12
FUNDAMENTAL RESTRICTIONS	12
NON-FUNDAMENTAL RESTRICTIONS	13
PORTFOLIO TRANSACTIONS	14
Brokerage Selection	14
Aggregated Trades	15
Portfolio Turnover	15
DESCRIPTION OF THE TRUST	15
MANAGEMENT AND OTHER SERVICE PROVIDERS	17
TRUSTEES AND OFFICERS	17
Board Structure.	18

Qualification of Trustees	18
Trustee Standing Committees	19
Beneficial Ownership of Shares of the Funds	19
Compensation	19
CODES OF ETHICS	20
ANTI-MONEY LAUNDERING PROGRAM	20
PROXY VOTING POLICIES	20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES	20
INVESTMENT ADVISER	20
PORTFOLIO MANAGERS	21
FUND ADMINISTRATOR AND TRANSFER AGENT	23
DISTRIBUTOR	24
CUSTODIAN	25
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
LEGAL COUNSEL	25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
PURCHASES	25
REDEMPTIONS	26
ADDITONAL INFORMATION	26
DISTRIBUTION PLANS	27
DISCLOSURE OF PORTFOLIO HOLDINGS	27
PRICING OF SHARES	28
ADDITIONAL TAX INFORMATION	30
ADDITIONAL INFORMATION ON PERFORMANCE	33
APPENDIX A - RATINGS OF CORPORATE DEBT OBLIGATIONS	35
APPENDIX B – PROXY VOTING POLICIES	38

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Hays Series Trust (the “Trust”) was organized on April 1, 2015 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust consists of two diversified series, the Hays US Opportunity Fund (the “Opportunity Fund”) and the Hays Tactical Multi-Asset Fund (the “Multi-Asset Fund”). The aforementioned series of the Trust may be referred to herein individually as a “Fund,” or together as the “Funds.” Hays Capital Management, LLC serves as the investment adviser to the Funds (the “Adviser”).

The following policies supplement the Funds’ investment objectives and policies as described in the Prospectus for the Funds.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds’ investment programs will be successful. Investors should carefully review the descriptions of the Funds’ investments and their risks in this SAI and the Prospectus.

EQUITY SECURITIES. The Funds may invest in equity securities, both directly and indirectly through investment in shares of ETFs, other investment companies, and other types of securities and instruments described in this SAI and in the Prospectus. The equity portion of each Fund’s portfolio may include common stocks traded on securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of each Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds or other equity securities. Prices of equity securities in which a Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.

Exchange Traded Funds (“ETFs”). The Funds may invest in or sell short ETFs. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Each Fund intends to be a short-term investor in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, each Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustees or sponsors, to close or otherwise fail to perform their obligations to the ETFs. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF

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tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Investments in ETFs and similar securities involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Other Investment Companies. Under the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent a Fund from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company as an alternative. Each Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF or other investment company shares held by a Fund, the Fund intend to vote such shares in the same proportion as the vote of all other holders of such securities.

Money Market Mutual Funds. In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations

2

and high-grade corporate instruments. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, to the extent it invests in shares of money market mutual funds, the Fund will incur additional indirect expenses due to acquired fund fees and other costs.

Exchange Traded Notes. The Funds may invest in exchange-traded notes (“ETNs”). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs and gives exposure to underlying investments (typically market indices), which may themselves be equity or fixed income investments. However, this type of security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investment. A Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will typically give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk (which includes the risk that the issuer may fail). The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service and may also be affected by future legislation.

Commodity ETPs. Commodity exchange-traded products (“ETPs”) offer shares that are publicly listed and traded on a national securities exchange that may trade at a discount or premium to the value of the holdings of the trusts. Commodity ETPs may be regulated as commodity pools. Commodity ETPs may be registered under the Securities Act of 1933, as amended, but are not registered under the 1940 Act, so shareholders do not have the protections of the 1940 Act. In the event of a commodity ETP default, it is possible that the Multi-Asset Fund could lose its entire investment.

FOREIGN SECURITIES. The Multi-Asset Fund may invest directly or indirectly in foreign debt or equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of ADRs described below. The Multi-Asset Fund may also invest in foreign currency and foreign currency-denominated securities. As noted in the Prospectus, investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restring ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

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Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

Depositary Receipts (ADRs). American Depositary Receipts provide a method whereby the Multi-Asset Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

Emerging Market Securities. The Multi-Asset Fund may invest a portion of its assets in emerging markets. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Multi-Asset Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Multi-Asset Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Multi-Asset Fund to dispose fully and promptly of positions in declining markets would cause the Multi-Asset Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions. Investments in foreign securities involve currency risk. Although the Multi-Asset Fund may engage in various transactions to hedge currency risk, the Multi-Asset Fund is not required to do so. The instruments the Multi-Asset Fund may use for this purpose include, without limitation, forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Multi-Asset Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Multi-Asset Fund has agreed to purchase or the amount in U.S. dollars that the Multi-Asset Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Multi-Asset Fund

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may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Multi-Asset Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put). There are three types of option expirations, American-style, European-style and Bermuda-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only. Bermuda-style options can be exercised at the date of expiration, and on certain specified dates that occur between the purchase date and the date of expiration.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Adviser’s judgment will be accurate. The use of foreign currency transactions also exposes the Multi-Asset Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Multi-Asset Fund to lose money on its foreign currency transactions.

CONVERTIBLE SECURITIES. In addition to common and preferred stocks, a Fund may invest directly or indirectly in securities convertible into common stock. Convertible securities eligible for purchase by a Fund include, without limitation, convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The price of warrants do not necessarily move parallel to the prices of their underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation. Warrant positions will not be used to increase the leverage of the Funds; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. A Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

REAL ESTATE SECURITIES. The Funds will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

A Fund may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable

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net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Multi-Asset Fund’s fixed income investments may include corporate and municipal fixed income securities. Corporate and municipal fixed income securities purchased by the Multi-Asset Fund may be of any credit quality, maturity or yield. Accordingly, the Multi-Asset Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, are of equivalent quality in the Adviser’s opinion). In addition, the Multi-Asset Fund’s fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds. Fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody’s, S&P, and Fitch are included as Appendix A to this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

MONEY MARKET INSTRUMENTS. Each Fund may invest directly and indirectly in money market instruments including, without limitation, U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include, without limitation, Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. A Fund will igenerally nvest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes may be acquired by a Fund through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

U.S. GOVERNMENT SECURITIES. A Fund may invest a portion of its portfolio in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Funds’ shares.

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ZERO COUPON SECURITIES. A Fund may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust (the “Board”), the Adviser determines the liquidity of a Fund’s investments, and through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. An investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES. Within its limitations on investment in illiquid securities, each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required for a restricted security held my a Fund, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

DERIVATIVE INSTRUMENTS. Each Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities. Additionally, the Trust, on behalf of the Funds, intends to claim an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”). Therefore, the Funds will not be subject to regulation or registration as a commodity pool operator under the CEA. Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Funds’ use of such instruments to the extent such instruments are used by the Funds.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, provided for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation continues to be implemented, its ultimate impact remains unclear. Regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), either of which could adversely affect a Fund’s derivative positions or the Fund’s use of derivatives generally.

OPTIONS. The Funds may purchase and write put and call options on securities. A Fund may write a put or call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase

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and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the a seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

FUTURES CONTRACTS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

The Fund will incur brokerage fees when it purchases and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a

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final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Funds may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Funds will write options only on futures contracts that are “covered.” A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian or broker (or an affiliate thereof) cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Fund will be considered “covered” with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. A Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

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Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging a Fund’s portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging a Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Adviser applies a hedge in a Fund's portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Funds will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES. A Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrues during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

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A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. When a Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian or broker (or an affiliate thereof) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender, to the extent such deposit is required by applicable law and/or the parties involved in the transaction. In determining the amount to be segregated, any securities that have been sold short by a Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, a Fund may make short sales “against the box,” i.e., when a Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under “Fundamental Restrictions” below, the Funds do not invest directly in commodities. However, a Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, the Adviser will consider all relevant facts and circumstances. A Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a

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loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, each Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING. A Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, a Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

NEW PORTFOLIO MANAGER RISK. Although the Adviser’s Executive Vice President, Mr. Keith Hays, and the Adviser’s Director of Research, Mark Dodson, have managed and continue to manage separately-managed accounts, they do not have previous experience managing a registered investment company prior to serving as the investment adviser of the Funds, which may limit the their effectiveness.

INVESTMENT LIMITATIONS

Each Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares. A “majority” for this purpose means the lesser of (i) 67% of the applicable Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, each of the Funds may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;
(2)

Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)

Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;
(5)

Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

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(6)

Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)

Invest 25% or more of its total assets in securities of issuers in any particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry or group of industries. If a Fund invests in a revenue bond tied to a particular industry or group of industries, the Fund will consider such investment to be issued by a member of the industry or group of industries to which the revenue bond is tied; and

(8)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, each of the Funds may not:

(1)

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;
(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;
(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;
(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and
(6)	Invest more than 15% of its net assets in illiquid securities.

The following descriptions of certain issues related to the above policies and restrictions may assist shareholders in understanding these policies and restrictions:

•	With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Funds’ second fundamental investment restriction and illiquid securities under the Funds’ sixth non-fundamental investment restriction apply at all times. If through a change in values, net assets, or other circumstances, the Fund is in a position where more than 15% of its net assets are invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

•	With respect to the above fundamental investment restriction on making loans, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.
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•	With respect to the above fundamental investment restriction on concentration in a particular industry or group of industries, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry or group of industries. If a Fund invests in a revenue bond tied to a particular industry or group of industries, the Fund will consider such investment to be issued by a member of the industry or group of industries to which the revenue bond is tied.

•	With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

•	Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

•	The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. The Adviser shall manage each Fund’s portfolio in accordance with the terms of an Investment Advisory Agreement between the Adviser and each Fund, which is described in detail under “Management and Other Service Providers – Investment Adviser.” The Adviser serves as investment adviser for a number of client accounts, in addition to the Funds.

Brokerage Selection. The Funds have adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of a Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Adviser’s obligation to obtain best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreements, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, sectors, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies;

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accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds and not all such services may be useful to the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser’s own investment research in rendering services to a Fund, the value of such research and services is not expected to materially reduce the expenses of the Adviser in the performance of its services under the Advisory Agreements and will not reduce the management fees payable to the Adviser by the Funds.

A Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

Aggregated Trades. While investment decisions for each Fund are made independently from those for any other investment companies and accounts advised or managed by the Adviser, such other advisory clients may invest in the same securities as the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Adviser in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the participating Fund(s) and other participating investment companies or accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on April 1, 2015, is an open-end management investment company. The Trust’s Declaration of Trust (the “Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of two Funds and each Fund has four classes of shares, which are referred to as “Class A shares”, “Class I shares,” “Class C shares” and “Class N shares.” Each class of shares represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects, except that (i) the classes bear different (or no) levels of sales loads and different expenses; (ii) certain class specific expenses will be borne solely by the class to which such

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expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information). The number of shares of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable and shall have no preemptive or conversion rights. As of the date of this SAI, the Class N Shares and Class C Shares of the Funds have not commenced operations.

In the event of a liquidation or dissolution of the Trust or a Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular Fund, the Board shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or

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reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee the business activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table. The address of each Trustee and executive officer of the Trust is 105 Continental Place, Ste 150, Brentwood, TN 37027.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Steven C. Rollins Year of Birth: 1966	Trustee	Since April 2015	President/CEO at Nashville Wire Products Manufacturing Co., Inc. (a wire manufacturing company) since 1989.	2	None
John S. Gonas, PhD Year of Birth: 1966	Trustee	Since April 2015	Associate Professor of Finance in the Undergraduate and Jack C. Massey Graduate School of Business at Belmont University since 1998.	2	None
James A. Fitzpatrick Year of Birth: 1960	Trustee	Since April 2015	President/CEO at Executive Business Coaching, Inc. since 2011; Managing Director at Goldman Sachs from 1997 until 2011; Vice President and General Manager at First Data Investor Services Group from 1983 until 1997.	2	None
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INTERESTED TRUSTEE**
Keith Hays Year of Birth: 1969	Trustee, Chairman and Treasurer	Since April 2015	Portfolio manager of the Adviser (since 2015) and of Hays Advisory (since 1999).	2	None
*The Fund complex consists of the Opporunity Fund and the Mult-Asset Fund (the “Fund Complex”). ** Keith Hays is an Interested Trustee because he is an owner of the Adviser.

OTHER EXECUTIVE OFFICERS
Jeffrey Hays Year of Birth: 1972	President and Secretary	Since April 2015	President of the Adviser (since 2015) and president and member of investment committee of Hays Advisory (since 1999).	n/a	n/a
Kyle R. Bubeck Year of Birth: 1955	Chief Compliance Officer	Since April 2015	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	n/a	n/a

Board Structure. The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Hays, who is Chairman of the Board. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee because, among other things, the Board’s current small size and the small number of Funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and Funds. During these meetings, the Board receives reports from Trust management, the Funds’ administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees. The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Steven C. Rollins	Mr. Rollins has business experience as the president and chief executive officer of a large manufacturing company and board and business experience as an officer and board member of another manufacturing company and as a board member and past president of a manufacturing trade association.
John S. Gonas, PhD	Dr. Gonas has over fifteen years experience as a professor in the investment and finance areas and also has business experience from an eight year career in the investment banking industry.
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Keith Hays	Mr. Hays has business experience as portfolio manager of the Adviser and its affiliate, Hays Advisory, LLC.
James A. Fitzpatrick	Mr. Fitzpatrick has over thirty years of experience in the financial services industry. During his career, Mr. Fitzpatrick served in senior managmenet roles of several large financial institutions.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Board has established the following standing committees:

Audit Committee. The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the Board. The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee has not met as of the date of this SAI.

Nominating Committee. The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary and has not met as of the date of this SAI. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee. The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Funds, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary and has not met as of the date of this SAI.

Beneficial Ownership of Shares of the Funds. Because the Funds are newly organized, none of the Trustees own an interest in the Funds as of the date of the SAI.

Compensation. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. The Independent Trustees receive an annual retainer of $5,000. The Funds reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the total amount of compensation received by each Trustee as of the date of this SAI.

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Name of Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES
Steven C. Rollins	None	None	None	None
John S. Gonas	None	None	None	None
James A. Fitzpatrick	None	None	None	None
INTERESTED TRUSTEE
Keith Hays	None	None	None	None

CODES OF ETHICS. The Trust, the Adviser, and the Funds’ principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Adviser, and the Funds’ principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the codes). The codes of ethics permit personnel of the Trust, the Adviser, and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust, the Adviser, and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds, subject to oversight of the Board. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Each Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, will be available upon request, without charge, by calling the Fund at 1-844-639-8809. This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of 30 days prior to the date of this SAI, the Funds had no Shares outstanding.

 INVESTMENT ADVISER. Information about the Adviser, Hays Capital Management, LLC, 105 Continental Place, Ste 150, Brentwood, TN 37027, and its duties and compensation as Adviser is described in the Prospectus.

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The Adviser, organized as a Tennessee limited liability company, is controlled by its owners, Jeffrey Hays, Keith Hays and Mark Dodson.

The Adviser supervises each Fund’s investments pursuant to an investment advisory agreement with the Trust (the “Advisory Agreements”). The Advisory Agreements are effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

The Adviser manages each Fund’s investments in accordance with the stated investment objective and policies of that Fund, subject to the oversight of the Board. The Adviser is responsible for investment decisions, and provides each Fund with portfolio managers to execute purchases and sales of securities.

Under each Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from the reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser receives a monthly advisory fee from each of the Funds equal to an annual rate of 0.85% of the Fund’s average daily net assets. In addition, the Adviser has entered into an Expense Limitation Agreement on behalf of each Fund, under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.65% of each Fund’s average daily net assets until August 1, 2017. As a result, each Fund’s “Net Annual Fund Operating Expenses” (excluding 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) will be limited, until at least August 1, 2017 to 1.65% of average daily net assets of the Fund. It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board.

In addition to the management fees described above, the Adviser may also receive certain benefits from its management of the Funds in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation -- Brokerage Selection.”

PORTFOLIO MANAGERS. A management team consisting of Keith Hays and Mark Dodson is responsible for the day-to-day management of the portfolio for the Funds. Both Mr. Hays and Mr. Dodson have been Portfolio Managers of the Funds since their inception.

Compensation. The portfolio managers of the Funds are both owners of the Adviser and thus each is entitled to profits related to his ownership. Since profits are expected to increase as assets of the Funds increase, Mr. Hays and Mr. Dodson are expected to receive increased profits as an owner of the Adviser as assets of the Fund increase.

Ownership of Fund Shares. Neither of the Portfolio Managers owns any Shares of the Funds as of the date of this SAI because the Funds have not yet commenced operations.

Other Accounts. In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of December 31, 2014.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $mm	Number of Accounts	Total Assets $mm	Number of Accounts	Total Assets $mm
Keith Hays	0	$0	0	$0	3693	$975,880,908
Accounts where advisory fee is based upon account performance	None	n/a	None	n/a	None	n/a
Mark Dodson	0	$0	0	$0	3693	$975,880,908
Accounts where advisory fee is based upon account performance	None	n/a	None	n/a	None	n/a

Conflicts of Interests. The Portfolio Managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separately managed private clients, discretionary 401(k) accounts, and other pooled investment vehicles (the “Other Accounts”). The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. Set forth below is a description of material conflicts of interest that may arise in connection with any portfolio manager who manages multiple funds and/or other accounts:

  The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, a Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

  If a Portfolio Manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

  At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

  With respect to securities transactions for a Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the respective Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

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  The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, that relates to the management of one fund or other account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa.

  The Adviser provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. Differences in the compensation structures of the Adviser’s investment products may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

In addition, with respect to the Adviser, the Portfolio Managers may have a conflict of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the Portfolio Managers. Differences between accounts may lead to additional conflicts. Accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions or investment strategy.

OPERATIONAL ADMINISTRATOR.

Under the Administrative Services Agreement, Hays Advisory, LLC (“Hays Advisory”) serves as the operational administrator of the Trust. Hays Advisory’s address is 105 Continental Place, Ste 150, Brentwood, TN 37027. Under the Administrative Services Agreement, Hays Advisory supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. Hays Advisory also provides persons satisfactory to the Board to serve as officers of the Trust. Hays Advisory will be indemnified in connection with or arising out of performance of its obligations and duties under this Agreement, except for losses resulting from the willful malfeasance, bad faith or gross negligence of Hays Advisory in the performance of such obligations and duties. The Trust pays Hays Advisory an annual fee equal to 0.10% of the aggregate average daily net assets on assets up to $100 million and 0.05% of the aggregate average daily net assets on assets in excess of $100 million. The Funds are newly formed and have not paid any fees to Hays Advisory for administration services as of the date of this SAI.

FUND ADMINISTRATOR AND TRANSFER AGENT.

Fund Administrator. The Administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the Hauppauge Corporate Center, 80 Arkay Drive, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. Pursuant to a Fund Services Agreement with the Trust on behalf of the Funds the Administrator provides all administrative services necessary for the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement has an initial term of two years and remains in effect for successive twelve-month periods, subject to annual approval of the Board. The Fund Services Agreement may be assigned provided the non-assigning party provides prior written consent and provides that in the absence of willful misfeasance, bad

23

faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing , in conjunction with Fund counsel, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Funds’ tax returns, and preparing reports to the Funds’ shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing, in conjunction with Fund counsel notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to the Fund Services Agreement, provides the Funds with accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds by the Administrator, each Fund pays the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration services. The Funds also pay the Administrator for any out-of-pocket expenses. The Funds have not paid any amounts to the Administrator as of the date of this SAI.

Transfer Agent And Shareholder Services. Gemini Fund Services, LLC, whose principal office is located in Hauppauge, New York, provides transfer agent and dividend disbursing services to the Funds at the location of 17605 Wright Street, Omaha, NE 68130.

For the services rendered to the Funds under the Fund Services Agreement, the Trust pays the Administrator transfer agency fees including a base per account fee plus other activity related charges, subject to select per-fund minimum charges. The Funds also pay the Administrator for any out-of-pocket expenses. The Funds have not paid any amounts to the Administrator for transfer agency services as of the date of this SAI.

DISTRIBUTOR. Northern Lights Distributors, LLC (the “Distributor”) serves as the distributor of the shares of each class of the Funds pursuant to an Underwriting Agreement with the Trust. The Distributor’s principal place of business is 17605Wright Street, Omaha, NE 68130. The Distributor is an affiliate of the Administrator.

The Distributor may sell shares of the Funds directly or to or through dealers or other approved entities. Under the Underwriting Agreement, the Distributor is obligated to sell shares of the Funds on a reasonable efforts basis only against purchase orders for the Fund shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is a broker-dealer registered with the SEC and a member in good standing of FINRA and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Funds shall from time to time offer their shares for sale, in order that state registrations may be maintained for the Funds. The Underwriting Agreement may be terminated by either party upon 60 days’

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prior written notice to the other party. Under the Underwriting Agreement, the Distributor is paid by the Trust for its services. As of the date of this SAI, the Distributor has not been compensated by the Funds.

CUSTODIAN. MUFG Union Bank, N.A. (the “Custodian”), 350 California Street, Suite 2018, San Francisco, CA 94104, serves as custodian for the Funds’ assets. The Custodian acts as the depository for the Funds, safekeeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of BBD, LLP, 1835 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation. Such firm will audit the financial statements of the Funds at least once each year. A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Funds” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES. Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders. The Prospectus also describes certain rights reserved by the Funds with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders. Shares of the Funds will be offered and sold on a continuous basis. The purchase price of shares of a Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good order. Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.

Regular Accounts. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as a subsequent investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases In-Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares in a Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Pricing of Shares” in the Prospectus.

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Share Certificates. The Funds do not issue stock certificates. Evidence of ownership of shares is provided through entry in each Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Arrangements with Dealers. Broker-dealers who initiate and are responsible for the purchase of Class A, Class C or Class N shares may be paid a commission of up to 1.00% by the Adviser and will be entitled to receive 12b-1 fees after the shares have been held for one year. Additional compensation may be provided to broker-dealers in connection with sales of shares of a Fund.

REDEMPTIONS. Reference is made to “Investing in the Funds” in the Prospectus for more information concerning how to redeem shares. Specifically, investors wishing to redeem shares in a Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax or bank wire. The Prospectus also describes (i) a redemption fee that applies to certain redemptions of shares of the Funds; and (ii) the Funds’ policy regarding accounts that fall below the Funds’ required minimums, redemptions in-kind, signature guarantees and other information about the Fund’s redemption policies. The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment. A Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Funds for redemptions other than the possible reimbursement of fees charged to the Fund by the Custodian for wiring redemption proceeds, the assessment of a Redemption Fee on certain redemptions of the Fund’s shares occurring within sixty (60) days following the issuance of such shares, and the imposition of a contingent deffered sales charge (“CDSC”) on certain redemptions of Class A and Class C shares. For information on the Redemption Fee and CDSC that applies to certain purchases of the Fund’s shares, see “Investing in the Fund – Redemption Fee” in the Prospectus.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Investing in the Funds,” a Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder applicable to the Fund’s shares.

ADDITONAL INFORMATION. Following is additional information regarding certain services and features related to purchases, redemptions and distribution of the Funds’ shares. Investors who have questions about any of this information should call the Funds at 1-844-639-8809.

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at Hays Series Trust, c/o Gemini Fund Solutions, 17605 Wright Street, Suite 2, Omaha, NE 68130. Your request should include the following: (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

Mailing Shareholder Communications. Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

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Additional Information About Redemptions. Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No Redemption Fee will be imposed with respect to such involuntary redemptions.

The Funds do not intend, under normal circumstances, to redeem securities by payment in-kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Board may authorize payment to be made in readily marketable portfolio securities of a Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would bear market risk until the securities are sold and would incur brokerage costs when these securities are sold.

DISTRIBUTION PLANS

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”). See the section entitled “Investing in the Funds – Distribution of Shares” in the Prospectus. As required by Rule 12b-1, the Plans were approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans. The Plans require that the Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing the operation of the Plans and in connection with their annual consideration of the renewal of the Plans.

Potential benefits of the Plans to the Funds include improved shareholder services, savings to the Funds in transfer agent fees as a percentage of assets (once a Fund has a sufficient number of accounts to exceed the minimum monthly transfer agent fees), savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plans must be approved by the Board annually.

Under the Plans, each Fund may use 12b-1 fees to compensate broker-dealers for sales of the Fund’s Class A Shares, Class C Shares and Class I Shares, or for other expenses associated with distributing the share class. The Fund may expend up to 0.25% of the Class A Shares’ average daily net assets, 1.00% of the Class C Shares’ average daily net assets and 0.25% of the Class I Share’s average daily net assets annually to pay for any activity primarily intended to result in the sale of these share classes and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

Such expenditures may include, without limitation: (i) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (iii) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (iv) training sales personnel regarding the Funds; and (v) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Trust or other persons. These policies include the following:

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  Public disclosure regarding the securities held by a Fund (“Portfolio Securities”) is made available for the most recent month-end period and only after a 30 calendar day delay from the end of such month.

  Public disclosure regarding each Fund’s Portfolio Securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (“Official Reports”).

  Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or a Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”). The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in a Fund’s shares.

  The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust’s investment adviser or to other Trust service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel and auditors as identified in the Prospectus and this SAI, financial printers or to the brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that are made on the same basis to all the Fund’s shareholders. This information is disclosed to third parties under conditions of confidentiality that include a duty not to trade on non-public information.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential. Notwithstanding the foregoing, the Funds are subject to the risk that one or more third parties subject to conditions of confidentiality, particularly those third parties not bound by confidentiality clauses in written agreements, will front-run a Fund.

  The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Funds, or purchased or sold by a Fund, are disclosed to a shareholder or other person before disclosure in the Official Reports. In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds, and whether the arrangement will adversely affect the Trust, the Funds or their shareholders. The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in a Fund’s shares.

  The CCO shall inform the Board of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

  No person (including the Adviser and the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust)), for themselves or on behalf of a Fund, may receive any direct or indirect compensation or other consideration in exchange for the disclosure of information relating to Portfolio Securities held, purchased or sold by a Fund.

PRICING OF SHARES

The net asset value and the public offering price (net asset value plus any applicable sales charge) of each class of shares of a Fund are normally determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier). Each Fund’s net asset value is not calculated on business holidays or weekends when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial

28

Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Funds will not be calculated.

In computing the net asset value for a Fund, all Fund-specific liabilities incurred or accrued are deducted from the net assets of that Fund. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board. Market values are determined according to generally accepted accounting practices and all laws and regulations that apply.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board.

Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in some foreign countries on days that are not business days in New York, and on which the Fund’s net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value.

Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board. As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service; if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

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Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies.

Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Funds are conclusive.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each of the Funds, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies; other income derived with respect to the Fund’s business of investing in such stock, securities or currencies; or net income derived from an investment in a qualified publicly traded partnership. For these purposes, a qualified publicly traded partnership is generally a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company. Any income derived by a Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are determined to be engaged in the same, similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals. The long-term capital gains rate for individual taxpayers is currently at a rate of 15% for individuals who are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for most individuals whose taxable income is more than $400,000. Some, but not all, of the dividends paid by a Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

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Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund’s shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal income tax purposes.

To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Each series of the Trust, including the Funds, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares and any loss on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividends received with respect to the shares.

Certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this Medicare surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

The Funds will be required, in certain cases, to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2015) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in

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the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the applicable Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN or W-8BEN-E with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes. Non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under the Foreign Account Tax Compliance Act, generally referred to as FATCA, and administrative guidance, unless an exception applies, withholding taxes may be imposed on certain types of payments made to “foreign financial institutions” (which includes hedge funds, private equity funds, mutual funds, securitization vehicles and any other investment vehicles regardless of size) and certain other non-United States entities (including financial intermediaries). A 30% withholding tax is imposed on “witholdable payments” to a foreign financial institution or a foreign non-financial entity, unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the foreign non-financial entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign entity otherwise is excepted under FATCA. For these purposes, the term “witholdable payment” includes any U.S source payment otherwise subject to nonresident withholding tax and also the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers paid on or after January 1, 2017.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals. In addition, different rules than those above may apply to non-U.S. holders in jurisdictions that have entered into inter-governmental agreements with the United States regarding FATCA. Prospective investors should consult with their own tax advisors regarding these new provisions.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Funds will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Each Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital

32

gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the most recent one, five, and ten year periods, or for the life of the Fund if it has not been in existence for any such periods. When considering “average annual total return” figures for periods longer than one year, it is important to note that a Fund’s annual total return for any given year might have been greater or less than its average for the entire period. “Cumulative total return” represents the total change in value of an investment in a Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD =	ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

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ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of a Fund’s future performance.

The Funds’ performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. The Funds may also measure performance against the applicable indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Funds may also occasionally cite statistics to reflect their volatility and risk. The Funds may also compare their performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Funds may also compare their performance to other reports of the performance of managed accounts of the Adviser. Of course, there can be no assurance the Funds will experience the same results. Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Funds’ performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value are factors in the computation of total return as described above.

As indicated, from time to time, the Funds may advertise their performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:



Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.



Morningstar, Inc., an independent rating service, rates mutual funds of all types by making comparative calculations according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing. Of course, when comparing a Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

From time to time, the Funds may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. A Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with

34

alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

APPENDIX A - RATINGS OF CORPORATE DEBT OBLIGATIONS

The characteristics of corporate debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

B —- Bonds which are rated B generally lack characteristics of a desirable investment.

Caa — Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds rated Ca are speculative to a high degree.

C — Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

The characteristics of corporate debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

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BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB — Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

BB, B, CCC, CC — Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

RATINGS OF COMMERCIAL PAPER: Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer’s long-term debt is rated “A” or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry.

Commercial paper rated Prime 1 by Moody’s is the highest commercial paper assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer’s commercial paper is rated within various categories.

Determination of Credit Quality of Unrated Securities. In determining whether an unrated debt security is - of comparable quality to a rated security, the Adviser may consider the following factors, among others:

(1) other securities of the issuer that are rated;

(2) the issuer’s liquidity, debt structure, repayment schedules, and external credit support facilities;

(3) the reliability and quality of the issuer’s management;

(4) the length to maturity of the security and the percentage of the portfolio represented by securities of that issuer;

(5) the issuer’s earnings and cash flow trends;

(6) the issuer’s industry, the issuer’s position in its industry, and an appraisal of speculative risks which may be inherent in the industry;

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(7) the financial strength of the issuer’s parent and its relationship with the issuer;

(8) the extent and reliability of credit support, including a letter of credit or third party guarantee applicable to payment of principal and interest;

(9) the issuer’s ability to repay its debt from cash sources or asset liquidation in the event that the issuer’s backup credit facilities are unavailable;

(10) other factors deemed relevant by the Adviser.

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APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

HAYS SERIES TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Hays Series Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that Hays Capital Management, LLC (“Adviser”), as the Funds’ investment adviser, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
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(2)

to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by the Adviser.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Adviser is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Adviser with respect to a matter to which the Fund is entitled to vote, a vote by the Adviser shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund disclosed this Policy, or a description of the policies and procedures of this Policy, to its shareholders. Each Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

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Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;

(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the Fund cast its vote on the matter;

(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding each Fund’s securities;

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(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted this 16th day of June, 2015.

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EXHIBIT A

Series of the Hays Series Trust:

1.	Hays US Opportunity Fund
2.	Hays Tactical Multi-Asset Fund

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PART C

FORM N-1A

OTHER INFORMATION

ITEM 28. Exhibits

(a)(1)	Certificate of Trust.[1]

(a)(2)	Agreement and Declaration of Trust (“Trust Instrument”).[1]

(b)	By-Laws.[1]

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 28(a)(2) hereto, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Investment Advisory Agreement between the Registrant and Hays Capital Management, LLC (the “Adviser”) for the Hays US Opportunity Fund (the “Opportunity Fund”).

(d)(2)	Investment Advisory Agreement between the Registrant and the Adviser for the Hays Tactical Multi-Asset Fund (the “Multi-Asset Fund”).

(e)(1)	Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (the “Distributor”).

(f)	Not Applicable.

(g)	Custodian Agreement between the Registrant and Union Bank N.A.

(h)(1)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC as administrator, fund accountant and transfer agent.

(h)(2)	Expense Limitation Agreement for the Opportunity Fund between the Registrant and the Adviser.

(h)(3)	Expense Limitation Agreement for the Multi-Asset Fund between the Registrant and the Adviser.

(h)(4)	Administrative Services Agreement between the Registrant and Hays Advisory, LLC.

(h)(5)	Chief Compliance Officer Service Agreement between the Registrant and Beacon Compliance Consulting, Inc.

(i)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to Hays Series Trust.

(j)	Consent of Independent Auditor.

(j)	Not applicable.

(k)	Balance Sheet of the Funds dated August 7, 2015.

(l)(1)	Initial Subscription Agreement for the Opportunity Fund.

(l)(2)	Initial Subscription Agreement for the Multi-Asset Fund.

(m)(1)	Distribution Plan under Rule 12b-1 for the Registrant for the Opportunity Fund.

(m)(2)	Distribution Plan under Rule 12b-1 for the Registrant for the Multi-Asset Fund.

(n)(1)	Rule 18f-3 Plan.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant.

(p)(2)	Code of Ethics for the Adviser.

(q)	Copy of Powers of Attorney.

1 Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed April 24, 2015 (File No. 333-203626).

ITEM 29. Persons Controlled by or Under Common Control with the Registrant.

No person is controlled by or under common control with the Registrant.

ITEM 30. Indemnification.

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant's Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Adviser and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Adviser’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. Business and other Connections of the Investment Adviser

The description of the Adviser is found under the caption “Management of the Funds - Investment Adviser” in the Prospectus and under the caption “Management and Other Service Providers - Investment Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Adviser may provide investment advisory services to other persons or entities other than the registrant.

ITEM 32. Principal Underwriter

(a)  Northern Lights Distributors, LLC acts as the distributor for the Registrant and the following investment companies: AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Compass EMP Funds Trust, Copeland Trust, Equinox Funds Trust, , Forethought Variable Insurance Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Variable Trust, OCM Mutual Fund, Princeton Private Equity Fund, Texas Tomorrow Fund II (currently known as the Texas Tuition Promise Fund), Texas College Savings Plan, LoneStar 529 Plan, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

 (b) To the best of Registrant’s knowledge, the directors/managers and executive officers of the Distributor are as follows:

Name*	Position with Underwriter	Positions With Fund
Brian Nielsen	Manager, CEO, Secretary
Bill Wostoupal	President
Daniel Applegarth	Treasurer/FINOP
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer
Bill Strait	General Counsel

* The principal business address for each of the above directors/managers and executive officers is 17605 Wright Street, Omaha, Nebraska 68130.

(c) Not applicable.

ITEM 33. Location of Accounts and Records

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at the principal executive offices of the Adviser at 105 Continental Place, Ste 150, Brentwood, Tennessee 37027, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, Union Bank, N.A. 350 California Street, Suite 2018, San Francisco, CA 94104; Registrant’s Operational Administrator, Hays Advisory, LLC with principal offices at 105 Continental Place, Ste 150, Brentwood, Tennessee 37027 and Registrant’s Administrator and Transfer Agent, Gemini Fund Services, LLC (“Gemini”), with principal offices at 17605 Wright Street, Omaha, Nebraska 68130. Certain accounting records of the Registrant are maintained by Gemini in its capacity as Accounting Services Agent. Blue Sky records are maintained by Gemini in its capacity as Administrator.

ITEM 34. Management Services

None.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Brentwood, Tennessee on this 14th day of August, 2015.

Hays Series Trust

By: /s/ Jeffrey Hays_________________________

Jeffrey Hays, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Jeffrey Hays                                                                                                  August 14, 2015

Jeffrey Hays, President and Secretary**

/s/ Keith Hays                                                                                                    August 14, 2015

Keith Hays, Treasurer and Trustee***

/s/ Steven C. Rollins*                                                                                       August 14, 2015

Steven C. Rollins, Trustee

/s/ John S. Gonas *                                                                                           August 14, 2015

John S. Gonas, Trustee

/s/ James A. Fitzpatrick*                                                                                  August 14, 2015

James A. Fitzpatrick, Trustee

/s/ Jeffrey Hays                                                                                                 August 14, 2015

*By Jeffrey Hays, Attorney-in-Fact

**Mr. Jeffrey Hays is the principal executive officer of the Hays Series Trust.

***Mr. Keith Hays is the principal financial officer of the Hays Series Trust.

HAYS SERIES TRUST

EXHIBIT INDEX

Item 28 Number	Description of Exhibit
(d)(1)	Investment Advisory Agreement between the Registrant and Hays Capital Management, LLC (the “Adviser”) for the Hays US Opportunity Fund (the “Opportunity Fund”)

(d)(2)	Investment Advisory Agreement between the Registrant and the Adviser for the Hays Tactical Multi-Asset Fund (the “Multi-Asset Fund”)

(e)(1)	Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (the “Distributor”)

(g)	Custodian Agreement between the Registrant and Union Bank N.A.

(h)(1)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC as administrator, fund accountant and transfer agent.

(h)(2)	Expense Limitation Agreement for the Opportunity Fund between the Registrant and the Adviser

(h)(3)	Expense Limitation Agreement for the Multi-Asset Fund between the Registrant and the Adviser.

(h)(4)	Administrative Services Agreement between the Registrant and Hays Advisory, LLC.

(h)(5)	Chief Compliance Officer Service Agreement between the Registrant and Beacon Compliance Consulting, Inc.

(i)	Opinion and Consent of Kilpatrick Townsend & Stockton LLP regarding the legality of securities registered with respect to Hays Series Trust.

(j)	Consent of Independent Auditor.

(k)	Balance Sheet of the Funds dated August 7, 2015.

(l)(1)	Initial Subscription Agreement for the Opportunity Fund.

(l)(2)	Initial Subscription Agreement for the Multi-Asset Fund.

(m)(1)	Distribution Plan under Rule 12b-1 for the Registrant for the Opportunity Fund.

(m)(2)	Distribution Plan under Rule 12b-1 for the Registrant for the Multi-Asset Fund.

(n)(1)	Rule 18f-3 Plan.

(p)(1)	Code of Ethics for the Registrant.

(p)(2)	Code of Ethics for the Adviser.

(q)	Copy of Powers of Attorney.